UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 8, 2008

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street, Buffalo, New York 14203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2008, the Company announced the appointment Yakov Kogan, Ph.D. as Chief Operating Officer.

Dr. Kogan is a co-founder of the Company and served as Executive Vice President of Business Development since the Company’s inception. Prior to that, Dr. Kogan was Director for Business Development at Integrated Genomics.

Dr. Kogan continues in his position as Secretary of the Company.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated February 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: February 8, 2008	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated February 8, 2008.